UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 17, 2017

E-QURE CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 000-54862

Delaware	47-1691054
(State of Incorporation)	(I.R.S. Employer Identification No.)

20 West 64th Street, Suite 39G, New York, NY	10023
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: (972) 8-916-7333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 11, 2016, E-Qure Corp., a Delaware corporation (the "Registrant"), reported on Form 8-K that on October 14, 2016, the Registrant received notification from FDA that it had been granted conditional approval to the IDE application, authorizing the Registrant to commence a clinical investigation of our BST Device with 10 patients at a single site.

On February17, 2017, the Registrant received FDA's IDE approval letter which authorized the Registrant to begin a new 10-patient feasibility study to be conducted at up to 5 sites rather than the October 14, 2016 FDA approval for only one site. The FDA approval for expanding the study should expedite the Registrant's ability to enlist patients for the study. The Registrant plans to submit a safety report with the FDA following which we intend to proceed with a trial, which contemplates testing the BST Device with 90 patients.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
E-QURE CORP.

By:	/s/ Ohad Goren
Name:	Ohad Goren
Title:	Chief Executive Officer

Date: February 21, 2017